EXHIBIT 10-PP











                  VOLUNTARY ENHANCED RETIREMENT PROGRAM (VERP)


                                  THE AGREEMENT

                           For Nonbargaining Employees

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                  VOLUNTARY ENHANCED RETIREMENT PROGRAM (VERP)
                           For Nonbargaining Employees

                                  The Agreement

                                  The Agreement


                                                                  August 3, 1998


By accepting to participate in the Voluntary Enhanced Retirement Program being offered by GPU Generation, Inc. and GPU Nuclear, Inc. (hereinafter referred to as the "Company"), I fully understand that:

- My employment with the Company will end with my retirement on the date established by the Company but no later than September 30, 1999; and

- In exchange for the benefits I will receive under the Voluntary Enhanced Retirement Program, I am giving up forever any and all rights and claims I have against the Company and others with respect to my employment up through the date I execute this Agreement, except for the right to retirement benefits, enforcement of the Voluntary Enhanced Retirement Program, and Workers' Compensation claims.

- If I am employed by the buyer of the GPU Generation assets, I will continue to receive Voluntary Enhanced Retirement Program benefits, but will not be entitled to transition benefits, whether pension related or otherwise, provided to employees who transition directly from the Company to the buyer.





















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                  VOLUNTARY ENHANCED RETIREMENT PROGRAM (VERP)
                           For Nonbargaining Employees

                                  The Agreement


PART I:  ACCEPTANCE TO PARTICIPATE IN THE VOLUNTARY ENHANCED RETIREMENT PROGRAM

1. Conclusion of Employment: I, Robert L. Wise, hereby voluntarily elect to participate in the Company's Voluntary Enhanced Retirement Program (the "Program") and retire from the Company on the date established by the Company but no later than September 30, 1999.

         The Program is set forth in the Plan Description, a copy of which has been provided to me and is incorporated herein by reference.

2. I UNDERSTAND AND AGREE THAT MY ELECTION TO RETIRE WILL BECOME IRREVOCABLE AS OF THE CLOSE OF BUSINESS SEVEN (7) DAYS FOLLOWING THE DATE I SIGN THIS AGREEMENT UNLESS I REVOKE MY ACCEPTANCE TO PARTICIPATE IN THE PROGRAM BY MY DELIVERING IN HAND, WITHIN SUCH SEVEN (7) DAY PERIOD, TO AN R&DP OR HUMAN RESOURCES REPRESENTATIVE AT MY WORK SITE (OR DESIGNEE IF NO SUCH REPRESENTATIVE IS LOCATED THERE) A SIGNED AND DATED "REVOCATION FORM", A COPY OF WHICH FORM HAS BEEN PROVIDED TO ME.

3. Separation Incentive: I understand that the Program provides the following incentive to which I am otherwise not entitled under the Company's Employee Pension Plan (hereinafter referred to and the "pension plan") and Retiree Health Care Plan, and I accept this incentive as the full, sufficient and complete consideration for my agreement to retire on the agreed-upon date but no later than September 30, 1999 and for the Full and Final Waiver and Release which is a part of this Agreement:

         - The basic pension, as defined in the pension plan, will be calculated by adding five (5) years to my age and five (5) years to my years of Creditable Service. With respect to any Social Security Equalization option benefit I may elect, my actual age will be used for that part of the calculation and the 20% first year increase will not be applied to that portion of the benefit.

         - A Social Security Supplement will be payable in the amount of $500 monthly, commencing at retirement and continuing until my attaining age 62. With respect to any Social Security Supplement benefit, the 20% first year increase will not be applied to that portion of the benefit.

         - I shall be eligible for retiree health coverage regardless of my length of service.

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                  VOLUNTARY ENHANCED RETIREMENT PROGRAM (VERP)
                           For Nonbargaining Employees

                                  The Agreement

PART II: FULL AND FINAL WAIVER AND GENERAL RELEASE

In return for the benefits available to me under the Program, I hereby fully release the Company from any and all claims and rights which I now have or may have against it, including claims for attorney's fees through the date I sign this Agreement. Such claims and rights include those of which I am aware and those of which I may be presently unaware. They extend to those arising under any contract and those involving any tort or personal injury I may have suffered. Such claims and rights also include those which may arise under any federal, state, or local statute or under common law, including those dealing with employment discrimination, such as the Age Discrimination in Employment Act, the Pennsylvania Human Relations Act, the New Jersey Law Against Discrimination, or the New Jersey Conscientious Employee Protection Act, as amended, and those which may arise under any other legal restriction on an employer's rights with respect to its employees.

I also waive all rights I might have to share in any damages or other relief awarded under any class action, EEOC charge, Pennsylvania Human Relations Commission complaint, New Jersey Division on Civil Rights complaint, or as a result of any federal, state, or local administrative agency action. I also hereby fully release the Company's parent, affiliated and subsidiary companies and the present and former directors, officers, employees and agents and their successors in interest of the Company and its parent, affiliated and subsidiary companies from any such claims or rights I might have.

The only exceptions to this Waiver and General Release of claims and rights are with respect to my retirement benefits, enforcement of the Program, and claims under applicable Workers' Compensation laws for occupational injuries or illnesses. I understand and agree that after the Agreement becomes effective, I cannot bring or participate as a party, or member of a class, in any lawsuit or receive any portion of any recovery in a proceeding conducted or brought by the EEOC or other administrative agency which is based on any claims or rights covered by this Waiver and General Release.












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                  VOLUNTARY ENHANCED RETIREMENT PROGRAM (VERP)
                           For Nonbargaining Employees

                                  The Agreement

PART III:     EMPLOYEE CERTIFICATION

I certify to the Company the following:

1. I voluntarily elect to participate in the Program and execute this Agreement;

2. The only consideration for executing this Agreement is the benefit to be provided to me under the Program as set forth in Part I above and, more fully, in the Plan Description;

3. No other promise, inducement, threat, agreement or understanding of any kind or description whatsoever has been made with or to me by any person or entity to cause me to execute this Agreement;

4.       I have carefully read the Plan Description and this Agreement;

5. I have been given at least forty-five (45) days from the date on which I received this Agreement within which to consider this Agreement. If I have executed this Agreement before the end of the full forty-five (45) days, I did so of my own free will;

6. I was advised by the Company to consult with my personal attorney prior to executing this Agreement;

7. I fully understand that if I want to revoke this Agreement and my election to participate in the Program, I must do so by delivering in hand to a Human Resources representative at my work site (or its designee if no Human Resources representative is located there) a fully executed Revocation Form within seven (7) days from the date I executed this Agreement; and

8. During the period between my execution of this Agreement and my retirement date, I will promptly notify the Company, in writing, of any change of circumstances that relates to the matters to which I have certified in this Agreement or of any events that I believe may give rise to a claim or cause of action by me against the Company or any of its officers, directors, employees, and agents. If I have not so notified the Company, it and the others I have released and waived rights against in this Agreement can rely that no such change in circumstances or events occurred during that period; and I will be precluded from participating as a party, or as a member of a class, in any lawsuit or receive any portion of any recovery in a proceeding conducted or brought by the EEOC or other administrative agency which is based on any such claim or cause of action.


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                  VOLUNTARY ENHANCED RETIREMENT PROGRAM (VERP)
                           For Nonbargaining Employees

                                  The Agreement

PART IV:     EFFECTIVE DATE AND EXECUTION

This Agreement will become effective and irrevocable on the eighth (8th) day after the date I execute this Agreement unless I revoke my acceptance to participate in the Program in the manner described above.

IN WITNESS WHEREOF, I, for myself and my heirs, administrators, executors, representatives and assigns, intending to be legally bound by this Agreement,
have executed and sealed this Agreement this 17 day of   September       , 1998,
before a Notary Public.



            Robert Wise
Employee Name (please print)                                 Employee Signature




---  ---  --- - ---  --- - ---  ---  ---  ---
Social Security Number


Sworn to and subscribed before me this     17    day of     September    , 1998.
                                        --------        -----------------


__________________________          My Commission expires: ___________________
Notary Public Signature


EMPLOYEE AND MANAGEMENT RETIREMENT DATE CONSULATION

The retirement date the Company has established for me. See attached for qualifier.

                                       Retirement Date:           June 30, 1999


________________________________                                 Sept. 29, 1999
                                            -----------------------------------
Employee Signature                                        Date




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                  VOLUNTARY ENHANCED RETIREMENT PROGRAM (VERP)
                           For Nonbargaining Employees

                                  The Agreement


            Fred D. Hafer
Manager Name (please print)                            Manager Signature

                            HUMAN RESOURCES USE ONLY


This Agreement has been received this   17     day of       Sept.     , 1998, by
me as a Human Resources representative or Human Resources designee of the Company.




---------------------------------          --------------------------------
Human Resources/Designee Name              Human Resources/Designee Signature
(please print)




























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